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                     Supplement No. 2 Dated June 10, 1999
                    (To Prospectus Dated February 1, 1999)

                           Kobrick Investment Trust

                              Kobrick Growth Fund
                             Kobrick Capital Fund
                         Kobrick Emerging Growth Fund


     Kobrick Funds LLC, the investment adviser of the Fund, signed an agreement on June 10, 1999 under which it will be acquired by a wholly-owned subsidiary ("New Adviser") of Nvest Companies, L.P., an investment management firm with 17 affiliates and divisions and $133 billion in assets under management as of March 31, 1999. The transaction is subject to the approval by the shareholders of the Funds of a new investment advisory contract with New Adviser, which will be unchanged in all material respects except for changes relating to new effective and termination dates. There will be no change in the day to day management or investment strategy of the Funds as a result of the transaction. Frederick R. Kobrick will continue to serve as President and Chief Executive Officer of New Adviser and portfolio manager of the Funds.